Exhibit 99.2

October 31, 2016 Creating the Premier New York and Washington, DC REITs

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust (“Vornado”) and of the planned spin-off entity (“JBG SMITH”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions to the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the composition of the spin-off portfolio, the possibility that third-party consents required to transfer certain properties in the spin-off will not be received, the impact of the spin-off on the businesses of Vornado and JBG SMITH, the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” in Vornado’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent quarterly periodic reports filed with the SEC. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. General Disclaimer of JBG Information JBG information included in this presentation has been provided to Vornado by JBG in connection with the proposed transaction. Vornado has not verified the accuracy or completeness of the JBG information. Certain of the JBG information is based solely on JBG’s estimates using data available to JBG and assumptions made by JBG and JBG’s current business plans and may change. In certain instances, these estimates and assumptions have been used as a basis to derive asset values and potential future property-level NOI. As is the case with any estimate or assumption, there can be no assurance that the assumptions or estimates are correct or that the NOI will be achieved. You are cautioned not to place undue reliance on these estimates of assumptions or information derived therefrom. Market Data Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information. Non-GAAP Measures This presentation includes non-GAAP measures. Management uses these non-GAAP measures as supplemental performance measures for its assets and believes they provide useful information to investors, but they may not be comparable to other real estate companies’ similarly captioned measures. Additional information about these non-GAAP measures, including a reconciliation to the most comparable GAAP measure, can be found on pages II. – IV. of this presentation. FORWARD LOOKING STATEMENTS I.

Non-GAAP Financial Measures II. Non-GAAP Measures This investor presentation contains certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and net operating income (“NOI”). EBITDA is earnings before interest, taxes, depreciation and amortization and is presented after net income attributable to non-controlling interests in the Operating Partnership. EBITDA, as adjusted is EBITDA adjusted by income from sold properties, gains on sale of real estate, impairment losses and other items. We consider EBITDA and Adjusted EBITDA to be supplemental measures for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA or Adjusted EBITDA, we utilize these measures to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA and Adjusted EBITDA should not be considered as substitutes for net income. EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA and Adjusted EBITDA to Net Income, the most directly comparable GAAP measure, is provided on the following page. Vornado Remain Co EBITDA is Adjusted EBITDA calculated as described above, but excluding interest and other investment income, net, earnings for Hotel Pennsylvania, and earnings from our Washington, DC business. It is used in this presentation as an illustration of EBITDA, as adjusted, of Vornado following the completion of the spin-off and combination transactions described elsewhere in this presentation. NOI is calculated by adjusting GAAP operating income to add back depreciation and amortization expense, general and administrative expenses, real estate impairment losses and non-cash ground rent expense, and deducting non-cash rental income resulting from the straight-lining of rents and amortization of acquired below market leases net of above market leases. We believe NOI is a meaningful non-GAAP financial measure because real estate acquisitions and dispositions are evaluated based on, among other considerations, property NOI applied to market capitalization rates. We utilize these measures to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. NOI should not be considered as a substitute for operating income or net income and may not be comparable to similarly titled measures employed by others. A reconciliation of NOI to Net Income, the most directly comparable GAAP measure, is provided on the following page. Vornado Remain Co Cash NOI is Vornado Remain Co EBITDA calculated as described above, but excluding equity compensation, equity earnings from ALX in excess of dividends and non-cash revenue from straight-line rentals and FAS 141 below market rentals. It is used in this presentation as an illustration of the expected Cash NOI of Vornado following the completion of the spin-off and combination transactions described elsewhere in this presentation.

GAAP Reconciliation Includes income from sold properties, gains on sale of real estate, impairment losses, and other adjustments. Includes interest on mezzanine debt, dividends on marketable securities, income on corporate investments and other adjustments. Reconciliation of Vornado RemainCo’s Net Income to EBITDA, Adjusted EBITDA and Cash Net Operating Income for the twelve months ended December 31, for the fiscal years 2006 through 2015, as well as the twelve months ended September 30, 2016 III.

GAAP Reconciliation (Cont’d) IV. Reconciliation of Vornado RemainCo’s Total Incremental Revenue to Cash Incremental Revenue attributable to leases signed, but not yet commenced, for the three months ended December 31, 2016, and the twelve months ended December 31, 2017 and 2018

1 Next Step in Shareholder Value Creation Vornado to combine its Washington, DC business with The JBG Companies via a tax-free spin-merger to form a new market-leading, publicly-traded REIT named JBG SMITH Properties (NYSE: JBGS) Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of unique quality and scale Trophy assets in best NYC submarkets Attractive built-in growth from recently signed leases Best-in-class management team, now with singular NYC focus, with proven record of value creation Fortress balance sheet Focused, pure-play Northeastern shopping center business with strong growth profile Irreplaceable portfolio of properties concentrated in dense, high barrier to entry markets with attractive demographics Embedded growth opportunities from redevelopment and anchor repositioning projects Proven management team Largest¹, pure-play, mixed-use operator focused solely on Washington, DC Best-in-class Washington, DC focused management team with proven record of success Premier portfolio of mixed-use (office, multifamily and retail) assets in Metro-served, urban infill submarkets Significant near-term embedded growth prospects as well as substantial pipeline of future development opportunities Upon the completion of this transaction, we will have created three best-in-class, highly focused REITs Based on Commercial SF as reported per latest financial statements for public office REITs with Washington, DC exposure.

Transaction overview Deal Summary Vornado to spin off its Washington, DC business consisting of 10.1 MM SF2 of commercial real estate, 3,175 multifamily units and a future development pipeline with estimated development potential of 9.2 MM SF3 JBG simultaneously to merge its management company and a selected portfolio consisting of 2.4 MM SF of commercial real estate, 1,276 multifamily units, 0.8 MM SF under construction and a future development pipeline with estimated development potential of 10.5 MM SF3 JBG SMITH will be well-capitalized to execute on its growth plans Expected Pro Forma Ownership1 VNO Shareholders: 74% JBG Limited Partners: 20% JBG Management4: 6% Total transaction value of ~$8.4 billion1 creating the market-leading, pure-play Washington, DC real estate platform Management and Board Will be led by JBG’s senior management team with the best talent from both companies across the overall platform 12 member Board of Trustees; VNO and JBG to each designate six Trustees Chairman: Steven Roth (VNO Chairman and CEO) CEO: W. Matt Kelly (JBG Managing Partner) Executive Vice Chairman: Rob Stewart (JBG Managing Partner) Mitchell Schear (Vornado DC President) and Michael Glosserman (JBG Managing Partner) to be Trustees Expected Closing 2Q 2017, subject to certain closing conditions Impact on Vornado Remaining Vornado will be the premier, pure-play New York City real estate company with irreplaceable office and high street retail assets Vornado anticipates that the aggregate pro forma Vornado and JBG SMITH dividends will be at least equal to Vornado’s current annualized dividend of $2.52 per share Overhead Cost Structure Pro forma overhead cost structure to be in line with best-in-class peers Transaction value represents an estimate of fair market value and does not reflect GAAP accounting. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management teams. Final transaction value and ownership percentages subject to change based upon additional capital fundings prior to closing and certain closing adjustments. Excludes cash and net working capital. The Skyline portfolio and Fashion Centre will not be included in JBG SMITH. Square footage (“SF”) and multifamily unit metrics at share. Development pipeline includes both near-term and future development pipeline. Includes the 21 owners of the contributed JBG Management Company. Transaction values and resulting ownership percentages based on Vornado and JBG management estimates as of June 30, 2016. Final transaction values and ownership percentages subject to change based upon additional capital funding prior to closing and certain closing adjustments. Global footnote for transaction values below: 2

TRANSACTION OVERVIEW (CONT'D)

VORNADO REALTY TRUST

	VORNADO CHARLES E. SMITH +	THE JBG COMPANIES =	JBG SMITH PROPERTIES
Gross Asset Value ("GAV")[1]	~$6.0 BN	~$2.4 BN	~$8.4 BN
Pro Forma Ownership[1]	74%	26%	100%
Operating RE / Recent Deliveries[2]	49 Assets / 10.1 MM SF / 3,175 units	30 Assets / 2.4 MM SF / 1,276 units	79 Assets / 12.4 MM SF / 4,451 units
Under Construction[2]	-- / --	4 Assets / 0.6 MM SF / 291 units	4 Assets / 0.6 MM SF / 291 units
Near-Term Pipeline[2]	2 Assets / 0.3 MM SF / 577 units	7 Assets / 0.7 MM SF / 669 units	9 Assets / 1.0 MM SF / 1,246 units
Future Development Pipeline	8.4 MM SF	9.2 MM SF	17.6 MM SF
3rd Party Fee Revenue[3]	$12 MM	$64 MM	$76 MM

Asset Class Composition (by GAV[1])


Development / Land 10%
Management Company 1%
Retail and Other 2%
Multifamily 21%
Office 66%


Management Company 14%
Office 32%
Development / Land 31%
Retail and Other 4%
Multifamily 19%


Management Company 5%
Development / Land 16%
Retail and Other 3%
Office 56%
Multifamily 20%

Geographic Complexion (by GAV[1])


Reston 2%
Other VA / MD 2%
Bethesda 1%
R-B Corridor 4%
DC 29%
Pentagon City 16%
Crystal City 45%


Other VA / MD 20%
DC 43%
R-B Corridor 9%
Bethesda 14%
Reston 14%


Bethesda 4%
Other VA / MD 7%
Reston 5%
Pentagon City 12%
R-B Corridor 6%
Crystal City 33%
DC 33%

1. Reflects transaction value, which is an estimate of fair market value and does not reflect GAAP accounting. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management. Final transaction value and ownership percentages subject to change based upon additional capital fundings prior to closing and certain closing adjustments. Excludes cash and net working capital.
2. Square footage excludes multifamily assets.
3. 2017E Estimates.

3

Transaction Rationale & investor benefits Benefits to Vornado Shareholders Rationale for DC Separation Rationale for Combination with JBG The industry-leading Washington, DC operator with superior capital allocation skills Greater geographic diversification within Washington, DC and concentration in the best submarkets Increased scale provides competitive market advantages and improved G&A efficiency Vornado believes that creating two separate, market-leading, focused REITs will greatly enhance shareholder value Enables investors to decide upon relative allocation between the two geographies Improves transparency and better highlights the attributes of both companies Allows investors to participate more directly and meaningfully in Washington, DC’s market recovery Allows for independent, highly focused management teams with their own report cards Creates the premier, pure-play New York City real estate company Sharpens focus on Vornado’s unique New York City franchise and irreplaceable portfolio Allows investors to more fully appreciate the industry-leading metrics of the New York business Premier Office Buildings Prime High Street Retail Penn Plaza Opportunity Fortress Balance Sheet Vornado JBG SMITH Properties Urban, Metro-served Portfolio High-Barrier-to-Entry Submarkets Substantial Development Pipeline Strong Balance Sheet Largest 1 / Peerless New York City Focused REIT Powerhouse Washington, DC Focused REIT 4 Based upon analysis completed by Green Street Advisors as of August 2016, see page 14 for details.

Asset selection strategy The best assets from JBG’s portfolio were selected to complement Vornado’s existing Washington, DC portfolio and position the combined company for outsized growth Asset Selection Rationale Excluded Assets Condominiums, townhomes, and hotels Highly levered single-tenant leased GSA assets Non-core / non-Metro-served markets Under contract or near-term sale candidates Non-controlling JV interests Strategic / high quality assets Core / Metro-served markets Achieve critical mass in complementary submarkets Maintain and enhance asset mix Strong value-add opportunities High growth potential Minimize potential conflicts with legacy fund assets Total JBG Holdings ($5.7 billion) 1 Contributed to JBG SMITH ($2.4 billion) 1 Managed by JBG SMITH in legacy funds ($3.3 billion) 1 No other outside JBG Holdings 5 Represents GAV shown at pro rata share; includes management estimated value of 3rd party management platform

TRANSACTION VALUATION / STRUCTURE AS NEGOTIATED

VORNADO REALTY TRUST

Detailed underwriting and consistent methodologies were used to determine relative ownership

($ in millions, except PSF and per unit data)	VORNADO CHARLES E. SMITH	THE JBG COMPANIES		
Operating Real Estate:			Vornado	JBG
Office	$ 3,941	$ 786	$407 PSF	$379 PSF
Multifamily	860	141	$347k / unit	$248k / unit
Retail	127	97	$310 PSF	$347 PSF
Recent Multifamily Deliveries[1]	379	322	$542k / unit	$455k / unit
Implied Value of Operating Real Estate	**$ 5,307**	**$ 1,346**	**~5.1%[2]**	**~5.1%[2]**
Under Construction	--	245	--	$298 PSF
Development Opportunities / Land Bank	610	502	$67 PSF	$48 PSF
Platform and Management Company[3]	80	335	NM	8.1x
Implied Gross Asset Value	**$ 5,997**	**$ 2,428**		
Less: Total Debt[4]	(1,508)	(864)		
Implied Equity Value	**$ 4,489**	**$ 1,564**		
Relative Ownership	**74%**	**26%**		

Note: Reflects transaction value, which is an estimate of fair market value and does not reflect GAAP accounting. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management. Final transaction value and ownership percentages subject to change based upon additional capital funding prior to closing and certain closing adjustments. Excludes cash and net working capital.

1. *Vornado DC recent deliveries include the Bartlett (699 units). JBG recent deliveries include Atlantic Plumbing, 7770 Norfolk, Fort Totten Square, and Galvan (707 total units).*
2. *Weighted average implied cap rates based on 2017E cash NOI estimates after property management fees.*
3. *JBG multiple based on 2015/2016E average management company EBITDA of $41.5MM.*
4. *Will be reduced by the cash funded to JBG SMITH at closing.*

6

JBG SMITH Management1 will have significant ownership (expected to be 6%2) of the combined entity and will be heavily aligned with long term shareholder value creation Complete alignment of interests JBG management company consideration ($335MM) will be 50% vested at closing and subject to 3-year lock-up (other than 10%), and 50% will vest equally from months 31 to 60 after closing and be locked-up until the end of year 5 Management team will continue to receive promotes they are entitled to on legacy fund assets, but will not receive promotes on contributed assets Vast majority of management team’s net worth will be tied up in JBG SMITH stock $100MM formation equity award granted to broader JBG SMITH executive pool will serve to further align interests deeper within the organization Formation equity award is 100% performance-based3 with vesting of 25% at the end of years three and four and 50% at the end of year five Each executive officer will enter into an employment agreement with an initial term of three years and evergreen thereafter 7 Includes the 21 owners of the contributed JBG Management Company. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management. Final transaction value and ownership percentages subject to change based upon additional capital fundings prior to closing and certain closing adjustments. Excludes cash and net working capital. Formation awards are tied to the appreciation of JBG SMITH common shares from the grant date. Legacy funds will be wound down and no new funds will be raised going forward

8 Anticipated process and timing Transaction Timing File initial Form 10 registration statement with SEC prior to year end Target completion of transaction by second quarter 2017 Distribution Process The distribution is expected to be made on a pro rata 1:2 basis to Vornado common shareholders and Vornado Realty L.P. common unitholders as of the distribution record date Following the distribution, Vornado common shareholders will own shares in both Vornado and JBG SMITH and Vornado Realty L.P. common unitholders will hold common units of both Vornado Realty L.P. and JBG SMITH’s operating partnership 1 The number of Vornado common shares owned by each shareholder and the number of Vornado Realty L.P. common units held by each unitholder will not change as a result of this distribution Conditions Precedent Declaration by the SEC that JBG SMITH’s registration statement is effective Approval of JBG SMITH listing by NYSE (Ticker: JBGS) Final declaration of the distribution by Vornado’s Board of Trustees Receipt of customary third party consents Hart Scott Rodino Transaction not subject to Vornado shareholder vote Other customary conditions REIT Status / Considerations JBG SMITH will have in place customary governance terms for a public company Maryland REIT and will operate as a standard UPREIT Distribution is expected to qualify as tax-free to Vornado shareholders and Vornado Realty L.P. unitholders for U.S. federal income tax purposes JBG SMITH intends to elect to be treated as a REIT for U.S. federal income tax purposes Distribution process subject to change prior to signing.

17

VORNADO REMAINCO

VORNADO REALTY TRUST

Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of scale

- Following the spin-off, Vornado will be a pure-play New York City real estate company, with an irreplaceable NYC portfolio generating 88% of the Company's pro forma EBITDA[1]
- Own 81 properties totaling 24.0MM SF[2] in New York City with blue chip tenant roster
- NYC office business includes trophy assets in best submarkets spanning 18.7MM SF[2] in 35 properties
- NYC high street retail is amongst the scarcest and most valuable real estate in the world – 31% of Vornado RemainCo EBITDA
  - Portfolio encompasses 3.1 MM SF[1] in 72 properties
  - Vornado owns some of the best assets on the best streets: 23% of upper Fifth Avenue, both sides of the Times Square Bowtie, and on Madison Avenue, SoHo, Union Square, and the 34th Street Penn Plaza district
  - Vornado is the only REIT with significant NYC high street retail holdings and the sole vehicle for public ownership
- In addition, Vornado will continue to own the prime franchise assets in San Francisco (555 California) and Chicago (theMART) - 11% of Vornado RemainCo EBITDA

Vornado RemainCo EBITDA[1]


NYC High Street Retail
31%
NYC Office
57%
11%
theMART / 555 California
Other <1%

1. *Refers to 3Q16 adjusted EBITDA*
2. *Square footage ("SF") at share.*

10

Select new York CITY office properties 11

Select new York City street retail properties 12

VORNADO
REALTY TRUST

theMART AND 555 CALIFORNIA STREET






theMART (Chicago) – transformed from a showroom building to <u>the</u> premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation with significant upside

3,665,000 SF – 98.2% Occupancy [1]

Major Tenants:

- Motorola/Google
- ConAgra
- 1871/Matter
- Kellogg's
- Caterpillar
- Allstate
- Matter
- Yelp
- Paypal






555 California Street – <u>the</u> franchise office building in San Francisco and arguably the most iconic building on the west coast

1,800,000 SF – 90.3% Occupancy [1]

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Sidley Austin
- Microsoft
- Jones Day
- Goldman Sachs
- Kirkland & Ellis
- Morgan Stanley
- UBS AG
- Wells Fargo
- Regus
- Supercell
- AllianceBernstein
- McKinsey and Company
- Fulbright Jaworski

1. *As of 9/30/2016; square footage ("SF") shown at 100% share*

13

Premier New York city platform NYC Peer Gross Office Rents ($ PSF) 2 NYC Trophy Office Buildings Square Feet (in MM’s) of Buildings With Signed Office Leases >$100 PSF Since 2013 3 NYC Gross Asset Value (GAV) ($ BN) 1 (Per Green Street Advisors) Notes All company information per 1Q16 public filings (note that PGRE combines retail and office). VNO figure excludes Penn Plaza and includes 731 Lex (ALX) All company information per 1Q16 public filings. Boston Properties is based on % of Revenue For all companies, represents information based upon analysis completed by Green Street Advisors as of August 2016, pro forma for SLG announced JV on 11 Madison. For all companies, represents information based upon analysis completed by Green Street Advisors, prepared for VNO (date August 2016), pro forma for SLG announced JV on 11 Madison; does not include structured finance / mezzanine loans. Information for all companies, except VNO, per 2Q16 public filings (BXP and PGRE include retail); VNO figure as of 3Q16; square footage for all companies reflected at 100% share. Data based on brokerage reports. 14 $78 $60 $100 $76 $67 $50 Vornado excluding Penn Plaza Vornado Penn Plaza Boston Properties Paramount SL Green Empire State $25.0 $20.9 $10.7 $7.0 $6.4 Vornado SL Green Boston Properties Empire State Paramount 6.9 7.9 4.2 0.5 0.0 Vornado Boston Properties SL Green Paramount Empire State

Premier New York city platform (Cont’d) For all companies except Vornado, represents information based upon analysis by Green Street Advisors prepared for VNO (dated August 2016); residential NOI included in Office NOI; BXP and PGRE do not breakout office/retail NOI; represents 2Q16 NOI annualized for all companies except VNO. LTM as of 9/30/2016; office NOI includes residential NOI; GAAP reconciliation on page IV. Pro forma for SLG announced JV on 11 Madison VNO data based on brokerage reports. Number of Buildings with Signed Retail Leases >$1,000 PSF Since 2013 NYC NOI (Office / Retail, $ MM1) Number of Buildings with Signed Retail Leases >$1,000 PSF Since 2013 4 NYC NOI (Office / Retail, $ MM) 1 Vornado is the only REIT with significant NYC high street retail holdings and the sole vehicle for public ownership of these assets 2 Office NOI Retail NOI 3 15 $597 $669 $430 $209 $234 $291 $51 $99 $888 $720 $430 $308 $234 Vornado SL Green Boston Properties Empire State Paramount 15 8 2 1 0 Vornado SL Green Boston Properties Paramount Empire State

Remainco – consistent track record of strong growth 2006 – LTM Q3 2016 NOI CAGR3 : 9.5% Income from continuing operations (excludes sold properties and includes acquisitions from year of purchase); includes corporate G&A and excludes investment income, Vornado Capital Partners, and Hotel Pennsylvania. Incremental cash revenue is derived solely from signed leases not yet commenced; $173MM inclusive of Q4 2016 incremental cash revenue of $17.6MM. NOI GAAP reconciliation on page III.; incremental revenue GAAP reconciliation on page IV. Vornado RemainCo 10-year Comparable NOI1,3 Incremental Cash Revenue from Signed Leases of $173MM 2 16 $396 $510 $585 $547 $635 $686 $689 $799 $874 $891 $959 $18 $117 $38 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 LTM as of 9/30/16 2017 2018

Remainco - LEADER AMONG BEST-in-CLASS REITs Per reports published by Green Street Advisors for all companies except Vornado RemainCo NOI (post corporate G&A) includes New York office, New York retail, ALX, 555 California Street, and theMART. Vornado RemainCo has delivered superior same-store NOI growth relative to blue-chip peers 2012 – 2015 Same-Store NOI CAGR1 2 17 5.8% 3.7% 3.7% 7.8% 5.7% 4.7% 4.7% 4.1% 3.7% 3.5% 3.3% 3.1% Vornado RemainCo SLG BXP PSA EQR SPG AVB FRT VTR PLD EQY TCO

19 1

JBG OVERVIEW

VORNADO REALTY TRUST

Best-in-class real estate operator with long history of value creation through opportunistic acquisition and development in the DC metro area

JBG's Track Record of Performance (Since 1999)

$3.6B EQUITY RAISED[1]	**Over 235** INVESTMENTS[1]
2.2x EQUITY MULTIPLE[1]	**23.3%** GROSS LEVERAGED IRR[1]

THE JBG COMPANIES®

Experience	55+ year history focused exclusively on the DC metro area
Expertise	Unrivaled access to acquisition opportunities and market-leading development and value creation platform
Leadership	Mixed-use strategy and Placemaking focus deliver what tenants of all product types demand
Scale	Since 1999, developed over 17.8MM SF and acquired over 19.3MM SF in the DC metro area
Commitment	Multigenerational management team with an average tenure of 20 years
Results	Proven track record of outsized risk-adjusted returns

Notes

Provided by JBG, for information purposes only

1. *Because of the expected differences between JBG SMITH and the JBG funds, including that JBG SMITH will be a public REIT and will own a different portfolio of properties with different characteristics from those owned by the JBG funds during the periods presented, investors should not expect the performance projected to be achieved by the JBG funds with respect to the gross leveraged IRR and equity multiple presented to be indicative of the returns that will be achieved by JBG SMITH. Vornado has been informed by JBG that the projected gross leveraged IRR and equity multiple presented do not reflect the impact of carried interests or asset management fees, as applicable, paid to JBG or cash based general and administrative expenses we would expect the combined company to incur in the future in connection with the operation of certain of these assets. The gross leveraged IRR and equity multiple presented are calculated using historical and projected cash flows from realized and unrealized investments made by JBG Funds I-IX, using an average leverage level of approximately 60% LTV. All figures as of June 30, 2016*

19

20 EXPERIENCED LEADERSHIP + SIGNIFICANT ALIGNMENT Name and JBG SMITH Title Age Years with JBG Years Experience Executive Management2 W. Matt Kelly Chief Executive Officer & Trustee 44 12 18 Rob Stewart Executive Vice Chairman & Trustee 54 28 30 David Paul President & Chief Operating Officer 54 9 25 James Iker Chief Investment Officer 43 14 21 Brian Coulter Co-Chief Development Officer 57 29 31 Kai Reynolds Co-Chief Development Officer 46 13 20 Trustees Steven Roth Chairman of the Board 74 NA 51 Michael Glosserman Trustee 70 37 44 Mitchell Schear Trustee 58 NA 35 Notes Includes the 21 owners of the contributed JBG Management Company CFO is expected to be hired prior to closing JBG’s senior management team will have significant ownership of ~6%1 in JBG SMITH, providing meaningful alignment with shareholders JBG SMITH Management and Inside Trustees INVESTMENT DEVELOPMENT FINANCE ASSET MANAGEMENT LEASING PROPERTY MANAGEMENT VERTICALLY INTEGRATED IN-HOUSE EXPERTISE

JBG SMITH will be the largest real estate operator focused exclusively on the Washington, DC market We will specialize in high-quality, mixed-use (office, multifamily and retail) assets in urban infill locations that lie in the path of growth and that deliver superior long-term investment returns A Compelling Investment Opportunity 21 Largest Pure-Play DC Metro Focused REIT Premier Mixed-Use Assets Located in Metro-Served, Urban Infill Submarkets Substantial Growth Through Near-Term Embedded Opportunities and Development Pipeline Proven Development and Placemaking Skills to Unlock Value in Large Scale Projects and Neighborhood Repositionings Strong Balance Sheet and Efficient Capital Allocation Capabilities DC Metro Market Poised for Growth

LARGEST PURE-PLAY DC METRO AREA FOCUSED REAL ESTATE COMPANY

VORNADO REALTY TRUST

The clear vehicle for real estate investment in the DC metro area

Public REITs with DC Metro Area Commercial Ownership[1]


(MM SF)
Operating
Construction in Progress + Near-Term Development
14.0
9.0
6.9
5.3
4.4
3.7
2.3
1.6
0.9
JBGS
BXP
BPY
WRE
FPO
BDN
OFC
PGRE
CLI

Public REITs with DC Metro Area Multifamily Ownership[2]


(Units)
Operating
Construction in Progress + Near-Term Development
15,925
12,830
8,707
6,669
5,988
4,865
2,739
1,340
867
EQR
AVB
UDR
CPT
JBGS
WRE
MAA/PPS
CLI
BXP

Notes

All figures include operating, construction in progress and near-term development pipeline commercial SF and units. DC metro area statistics based on the Washington–Arlington–Alexandria, DC–VA–MD–WV metropolitan statistical area as defined by the U.S. Office of Management and Budget. Peer statistics based on and adjusted to reflect latest public disclosure, subject to availability and as appropriate

1. *Commercial SF as reported per latest financial statements. JBGS SF includes pro rata share of office, retail and other as of 9/30/16*
2. *Multifamily units as reported per latest financial statements. JBGS units include pro rata share as of 9/30/16*

22

PREMIER ASSETS LOCATED IN METRO-SERVED, URBAN INFILL SUBMARKETS

VORNADO REALTY TRUST

Over 98% of the portfolio is Metro-served[1]

Portfolio Summary[2]

Operating Assets	
Assets	79
Commercial SF[3] / % Leased	12.4MM / 89.3%
Multifamily Units / % Leased[4]	4,451 / 97.6%
Construction in Progress	
Assets	4
Commercial SF[3]	0.6MM
Est. Commercial Cost to Complete	$211MM
Multifamily Units	291
Est. Multifamily Cost to Complete	$65MM
Near-Term Development Pipeline	
Assets	9
Commercial SF[3]	1.0MM
Est. Commercial Cost to Complete	$467MM
Multifamily Units	1,246
Est. Multifamily Cost to Complete	$462MM
Future Development Pipeline	
Assets	50
Est. Potential Density (SF)[5]	17.6MM


Based on GAV
Rockville
$25MM
Silver Spring
$139MM
Bethesda
$330MM
Reston
$447MM
Tysons Corner
$33MM
Vienna
$4MM
Washington, DC
$2.6B
R-B Corridor
$637MM
Crystal City/
Pentagon City
$3.7B
Alexandria
$52MM
495
495
Potomac
McLean
Annandale
Note: GAV[6] on map denotes total GAV including operating assets, construction in progress, near-term development pipeline and future development pipeline
Note: Woodbridge (<1% total GAV) located outside of map frame
Operating Assets and Assets Under Construction
Near-Term Development Pipeline
Future Development Pipeline

Notes
1. Metro-served is defined as within 0.5 miles of an existing or planned Metro station
2. Metrics shown at pro rata share as of 9/30/2016
3. Commercial SF at pro rata share includes office, retail and other assets
4. Occupancy metrics exclude 7770 Norfolk, Atlantic Plumbing A, The Bartlett, Fort Totten and Galvan which are projects in lease-up
5. Estimated Potential Density includes office, multifamily, retail and other assets
6. Transaction value represents an estimate of fair market value and does not reflect GAAP accounting. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management teams. Final transaction value and ownership percentages subject to change based upon additional capital fundings prior to closing and certain closing adjustments. Excludes cash and net working capital.

23

JBG SMITH OPERATING PORTFOLIO:
SUBSTANTIAL EMBEDDED GROWTH

VORNADO
REALTY TRUST

Existing operating portfolio of 79 assets has substantial near-term embedded growth opportunities

Operating portfolio contains significant embedded, internal growth from:

- Executed leases not commenced
- Burn-off of free rent on in-place leases
- Commercial contractual rent increases typically 2-3% per annum
- Lease-up to historical submarket occupancy levels on certain assets

Recently delivered high-quality, mixed-use assets provide meaningful near-term NOI growth



The Bartlett	
% Ownership	100%
Asset Type	Multifamily
Submarket	Pentagon City
Total Multifamily Units	699
% Leased (Multifamily)	64%
Total Retail SF	42K
% Leased (Retail)	100%



Atlantic Plumbing A	
% Ownership	64%
Asset Type	Multifamily
Submarket	DC - U Street/Shaw
Total Multifamily Units	310
% Leased (Multifamily)	85%
Total Retail SF	24K
% Leased (Retail)	100%



Fort Totten	
% Ownership	99%
Asset Type	Multifamily
Submarket	DC - Brookland/Ft Totten
Total Multifamily Units	345
% Leased (Multifamily)	94%
Total Retail SF	131K
% Leased (Retail)	99%



7770 Norfolk	
% Ownership	80%
Asset Type	Multifamily
Submarket	Bethesda CBD
Total Multifamily Units	200
% Leased (Multifamily)	60%
Total Retail SF	6K
% Leased (Retail)	100%

Notes
All figures as of 9/30/2016

24

CONSTRUCTION IN PROGRESS

VORNADO
REALTY TRUST

Further NOI growth through the delivery of additional trophy mixed-use assets in key submarkets
All projects are fully capitalized



CEB Tower at Central Place	
% Ownership	100%
Asset Type	Office
Submarket	Rosslyn
Office SF	524K
Retail SF	12K
Total Multifamily Units	--
Est. Pro Rata Cost to Complete	$183MM

- Directly adjacent to Rosslyn Metro station
- 65% pre-leased to CEB, Inc.
- Remaining vacancy on floors 21-28, with unobstructed views of DC skyline
- Expected to be one of the tallest buildings in the DC metro area
- 12K SF of ground-level retail and DC's first for-profit observation deck



1221 Van Street	
% Ownership	100%
Asset Type	Multifamily
Submarket	DC - Ballpark (Southeast)
Office SF	--
Retail SF	24K
Total Multifamily Units	291
Est. Pro Rata Cost to Complete	$65MM

- Located directly across from main gate of Nationals Park and two blocks from Navy Yard Metro station
- Prime retail location in fast growing, emerging submarket
- Direct views into Nationals Park from upper floors and rooftop amenity



RTC - West Retail	
% Ownership	100%
Asset Type	Retail
Submarket	Reston Town Center
Office SF	--
Retail SF	40K
Total Multifamily Units	--
Est. Pro Rata Cost to Complete	$22MM

- Adjacent to Reston Town Center and planned Metro station
- 49% pre-leased and currently in active negotiations to pre-lease an additional 24%
- Central retail amenity enhances values and increases tenant demand for existing nearby office properties in the JBGS portfolio
- Addition of public spaces including parks, enhanced sidewalks and outdoor dining



4749 Bethesda Avenue Retail	
% Ownership	100%
Asset Type	Retail
Submarket	Bethesda CBD
Office SF	--
Retail SF	17K[1]
Total Multifamily Units	--
Est. Pro Rata Cost to Complete	$7MM

- Adjacent to Bethesda Row and walkable to Bethesda Metro station and core of Bethesda office density
- 100% pre-leased to Dean & DeLuca[2]
- Adjacent and connected to 4747 Bethesda, a future JBGS office development asset

Notes
All figures as of 9/30/2016
1. Initial delivery of 14K SF of space 100% leased. Unleased portion of 4749 Bethesda Avenue Retail will be delivered as part of 4747 Bethesda Avenue
2. Excludes portion to be delivered with completion of 4747 Bethesda

25

NEAR-TERM DEVELOPMENT PIPELINE

VORNADO REALTY TRUST

Near-term development pipeline capitalizes on DC's demand for high-quality multifamily and highly efficient, trophy office in Metro-served and amenity rich submarkets

- Pipeline consists of fully entitled and designed multifamily and trophy office with the majority located in Washington, DC proper
- Multifamily projects contain substantial ground floor retail carefully curated to create vibrant, activated street life and boost multifamily demand and rental rates
- Office projects will typically employ a strategy of pre-leasing to anchor tenants prior to commencement of construction to mitigate leasing risk

Near-Term Development Pipeline

Asset	Submarket	Ownership	Total Units/SF	Est. Pro Rata Cost to Complete
Multifamily Projects:				
Atlantic Plumbing C – North	DC - U Street/Shaw	100.0%	161 Units	$64MM
Atlantic Plumbing C – South	DC - U Street/Shaw	100.0%	95 Units	37MM
West Half II	DC - Ballpark (Southeast)	94.2%	188 Units	83MM
West Half III	DC - Ballpark (Southeast)	94.2%	250 Units	81MM
Mets 6	Pentagon City	100.0%	577 Units	197MM
Total Multifamily			1,271 Units	$462MM
Office Projects:				
1900 N Street	DC - CBD	100.0%	271K SF	$137MM
1700 M Street	DC - CBD	100.0%	336K SF	162MM
500 L'Enfant Plaza	DC - Southwest	49.0%	215K SF	39MM
4747 Bethesda Avenue	Bethesda CBD	100.0%	287K SF	129MM
Total Office			1,110K SF	$467MM

1900 N Street
DC - CBD



Notes
All figures as of 9/30/2016

26

future Development pipeline Notes All figures as of 9/30/2016 and reflect pro rata share. Estimated SF reflects latest development plans and are subject to change based on revisions and zoning approvals Includes Rockville, Woodbridge and Tysons Corner Future development opportunities to provide substantial long-term growth potential, to be pursued as market conditions warrant 27 Representative Projects 965 Florida Avenue DC - U Street/Shaw Gallaudet DC - NOMA 1250 First Street DC - NOMA Riverhouse Pentagon City 223 23rd Street Crystal City 51 N Street DC - NOMA Square Block Retail Crystal City 1900 Crystal Drive Crystal City Pro Rata Estimated Density Submarket Total SF (000s) Office SF (000s) Multifamily SF (000s) Retail SF (000s) Crystal City/Pentagon City 6,276 2,698 3,140 438 Reston 3,882 1,218 2,452 212 Washington, DC 3,202 1,490 1,497 215 Alexandria 1,432 1,115 268 49 Silver Spring 1,276 -- 1,156 120 Rosslyn-Ballston Corridor 843 601 218 24 Bethesda 365 -- 345 20 Other 1 359 172 164 23 Total 17,634 7,294 9,240 1,100

CRYSTAL CITY: PRIME PLACEMAKING OPPORTUNITY

VORNADO REALTY TRUST

Access and scale consistent with best markets in Washington, DC
Needs a retail heart to unlock true potential

CRYSTAL CITY


Avg. Office Age: 33 Years
Avg. Multifamily Age: 19 Years

LOGAN/SHAW


Avg. Office Age: 36 Years
Avg. Multifamily Age: 40 Years


Avg. Office Age: 29 Years
Avg. Multifamily Age: 27 Years

R-B CORRIDOR


Avg. Office Age: 36 Years
Avg. Multifamily Age: 32 Years

BETHESDA

Notes
Ages calculated for all existing buildings within CoStar submarket boundaries. Ages calculated for office > 40K SF, residential > 50 units

28

29 SHAW Neighborhood: JBG CREATES A “HEART” FOR THE MARKET METRO ACCESS. MULTIPLE ANCHORS. MIX OF USES. “PLACEMAKING” 428 UNITS (OWNED) 51,500 SF RETAIL (OWNED) FUTURE DEVELOPMENT 965 FLORIDA 256 UNITS (OWNED) 19,474 SF RETAIL (OWNED) NEAR-TERM DEVELOPMENT ATLANTIC PLUMBING C ATLANTIC PLUMBING A 310 UNITS (OWNED) 19,109 SF RETAIL (OWNED) DELIVERED ATLANTIC PLUMBING B1 62 CONDO UNITS (SOLD) 4,630 SF RETAIL (OWNED) DELIVERED THE SHAY & NORTH END RETAIL 245 UNITS (SOLD) 27,380 SF RETAIL (OWNED) DELIVERED 1 2 3 4 5 Landmark Cinema Hazel Restaurant Declaration Restaurant Warby Parker Kit and Ace Notes 1. Retail square footage included with Atlantic Plumbing A in property disclosure

30 Strong balance sheet to fund future growth Well-Laddered Debt Maturity Profile ($MM)1 Notes Debt balances shown at pro rata share as of 6/30/2016 for Vornado and 3/31/2016 for JBG For floating rate loans, LIBOR is assumed to be 0.52% Weighted average maturity as of 9/30/2016 Wtd. Avg. Interest Rate: 3.5%2 Company will have substantial liquidity and a strong balance sheet to execute its business plan Expect to have a credit facility in place at closing Strategy is to utilize non-recourse, asset level financing to fund the development pipeline and maintain balance sheet flexibility Will strategically recycle capital from mature, lower growth assets and redeploy into higher growth, value-add opportunities and will selectively joint venture new developments Wtd. Avg. Maturity: 4.3 years3 $85MM $485MM $311MM $192MM $94MM $287MM $9MM $360MM $145MM $403MM 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Joint Venture Wholly Owned

VORNADO REALTY TRUST

WASHINGTON, DC MARKET POISED FOR GROWTH

Economy and Employment[1]	• September 2016 trailing twelve month employment gains of 85,200 jobs (seasonally adjusted) puts job growth at the highest level in a decade and significantly above the historical average of approximately 40,000 jobs • The most significant job growth came in the Professional and Business Services sector • Unemployment rate of 3.9% as of August 2016, significantly below national average of 4.9% and 50 basis points down over the past twelve months • Metro area GDP growth of 3.5% is at its highest level in five years
Population Growth and Demographics	• The broader DC metro region added more than 5,300 residents per month during 2015 and the District itself added more than 1,000 residents per month, a rate that has been consistent for four out of the past five years • From 2010-2015, the region grew by more than 7%, adding over 430K new residents • The Washington metro area boasted the highest median household income in the country at $93,294 vs. $55,775 for the broader United States • Education levels are also higher in the DC metro region than anywhere else in the country, with 49.3% of residents holding a college degree vs. a U.S. average of 30.1%
Real Estate	• Strong population and job growth rates drove outsized apartment rent growth and absorption, with effective rents growing by 3.8% over the trailing twelve months from September 30, 2016 • Rent "share of wallet" is lower in the DC metro region than any other gateway market at 21.1% compared to 42.8% in San Francisco and 56.5% in New York • Office deliveries have been limited from a historical perspective: the market saw an annual average of 2MM SF for the past five years compared to almost 6MM from 1996-2010 • Average office absorption for past five years (2011-Q3 2016) is -247K SF vs. 20 year average (1996-Q3 2016) of 3.3MM SF

Notes
Bureau of Labor Statistics, Bureau of Economic Analysis, Census Bureau, Headlight Data, CoStar, Berkadia Research
1. Gross employment statistics as of September 2016; Unemployment rate as of August 2016 due to comparable data availability

31

32 Appendix

NEAR-TERM DEVELOPMENT PIPELINE

VORNADO REALTY TRUST

Representative Multifamily Projects



Atlantic Plumbing C – North / South	
% Ownership	100%
Asset Type	Multifamily
Submarket	DC - U Street/Shaw
Office SF	--
Retail SF	19K
Total Multifamily Units	256
Est. Pro Rata Cost to Complete	$101MM
Est. Start	Q2 2017

- Located in North End Shaw, within a five minute walk to U Street Metro and adjacent to JBGS' Atlantic Plumbing A
- Third phase in JBGS' mixed-use Atlantic Plumbing project which, at completion, will boast 628 multifamily units and 43,200 SF of retail
- Two boutique, Morris Adjmi designed buildings separated by a private street with 19K SF of retail
- One of DC's fastest growing submarkets anchored by the 9:30 Club, DC's premier live music venue, and a recently opened Landmark Theater



West Half II / III	
% Ownership	94%
Asset Type	Multifamily
Submarket	DC - Ballpark (Southeast)
Office SF	--
Retail SF	57K
Total Multifamily Units	438
Est. Pro Rata Cost to Complete	$164MM
Est. Start	Q3 2017

- Located directly across from main gate of Nationals Park and one block from Navy Yard Metro station
- Prime retail location in fast growing, emerging submarket that benefits from Nationals game day foot traffic
- Designed to maximize ballpark view (with resulting rent premiums)



Mets 6	
% Ownership	100%
Asset Type	Multifamily
Submarket	Pentagon City
Office SF	--
Retail SF	10K
Total Multifamily Units	577
Est. Pro Rata Cost to Complete	$197MM
Est. Start	Pending Market Conditions

- Located across the street from The Bartlett, with Whole Foods in place
- Walking distance to the Pentagon City Metro station and Fashion Center Mall
- 10K SF of street retail
- Plans recently approved by Arlington County

Notes
All figures as of 9/30/2016

33

NEAR-TERM DEVELOPMENT PIPELINE

VORNADO
REALTY TRUST

Representative Office Projects







1900 N Street	
% Ownership	100%
Asset Type	Office
Submarket	DC - CBD
Office SF	259K
Retail SF	13K
Total Multifamily Units	--
Est. Pro Rata Cost to Complete	$137MM
Est. Start	Dependent on Pre-leasing

- Located one block south of Dupont Circle in heart of DC's Golden Triangle business district
- Efficient floorplate provides four sides of glass and frontage on three streets
- Iconic design by KPF provides dramatic 30-foot high column-free lobby experience

1700 M Street	
% Ownership	100%
Asset Type	Office
Submarket	DC - CBD
Office SF	336K
Retail SF	--
Total Multifamily Units	--
Est. Pro Rata Cost to Complete	$162MM
Est. Start	Dependent on Pre-leasing

- Located in the heart of the Washington, DC Central Business District at the corner of 17th and M Streets
- LEED Gold status anticipated
- Four sides of glass and double-height corner lobby

500 L'Enfant Plaza	
% Ownership	49%
Asset Type	Office
Submarket	DC - Southwest
Office SF	215K
Retail SF	--
Total Multifamily Units	--
Est. Pro Rata Cost to Complete	$39MM
Est. Start	Dependent on Pre-leasing

- Newest building at L'Enfant Plaza, sitting atop five of DC's six Metro lines
- Walkable to the National Mall and adjacent to new Spy Museum
- Proximity to the highest concentration of federal government tenancy in the city
- Designed by ZGF Architects and offers unobstructed views of the Potomac River

Notes
All figures as of 9/30/2016

34

JBG SMITH OPERATING ASSETS

VORNADO REALTY TRUST

Asset	# of Assets	Type	City	Submarket	Ownership	Total SF	Total Units	Pro Rata SF	% Leased [1]
Office									
Universal Buildings (1825-1875 Connecticut Ave NW)	2	Office	Washington, DC	DC - Uptown	100.0%	686,278	--	686,278	99.0%
Courthouse Plaza 1 and 2 (3100 Clarendon Blvd)	2	Office	Arlington, VA	Clarendon/Courthouse	100.0%	638,663	--	638,663	93.3%
1550 Crystal Drive (Square 2)	1	Office	Arlington, VA	Crystal City	100.0%	512,959	--	512,959	83.6%
2345 Crystal Drive (Park 4)	1	Office	Arlington, VA	Crystal City	100.0%	507,345	--	507,345	93.3%
2121 Crystal Drive (Park 2)	1	Office	Arlington, VA	Crystal City	100.0%	505,912	--	505,912	99.9%
RTC - West	1	Office	Reston, VA	Reston	100.0%	495,348	--	495,348	81.4%
2231 Crystal Drive (Park 3)	1	Office	Arlington, VA	Crystal City	100.0%	464,703	--	464,703	85.7%
2011 Crystal Drive (Park 1)	1	Office	Arlington, VA	Crystal City	100.0%	444,751	--	444,751	84.5%
Commerce Executive	3	Office	Reston, VA	Reston	100.0%	407,219	--	407,219	93.3%
2451 Crystal Drive (Park 5)	1	Office	Arlington, VA	Crystal City	100.0%	402,313	--	402,313	92.2%
1235 S. Clark Street (Gateway 1)	1	Office	Arlington, VA	Crystal City	100.0%	383,307	--	383,307	82.4%
2101 L Street, NW	1	Office	Washington, DC	DC - CBD	100.0%	380,182	--	380,182	99.0%
241 18th Street S. (Square 4)	1	Office	Arlington, VA	Crystal City	100.0%	360,171	--	360,171	72.5%
251 18th Street S. (Square 5)	1	Office	Arlington, VA	Crystal City	100.0%	346,476	--	346,476	99.7%
The Warner (1299 Pennsylvania Avenue NW)	1	Office	Washington, DC	DC - East End	55.0%	621,356	--	341,746	91.1%
1215 S. Clark Street (Gateway 3)	1	Office	Arlington, VA	Crystal City	100.0%	340,985	--	340,985	99.1%
201 12th Street S. (Gateway North)	1	Office	Arlington, VA	Crystal City	100.0%	335,173	--	335,173	92.6%
800 North Glebe Road	1	Office	Arlington, VA	Ballston	100.0%	306,456	--	306,456	99.1%
1225 S. Clark Street (Gateway 2)	1	Office	Arlington, VA	Crystal City	100.0%	284,231	--	284,231	45.9%
2200 Crystal Drive (Plaza 4)	1	Office	Arlington, VA	Crystal City	100.0%	279,897	--	279,897	71.0%
1901 South Bell Street (Mall 4)	1	Office	Arlington, VA	Crystal City	100.0%	276,954	--	276,954	100.0%
Artery Plaza	1	Office	Bethesda, MD	Bethesda CBD	100.0%	272,602	--	272,602	91.3%
2100 Crystal Drive (Plaza 3)	1	Office	Arlington, VA	Crystal City	100.0%	249,281	--	249,281	100.0%
Bowen Building (875 15th Street NW)	1	Office	Washington, DC	DC - East End	100.0%	231,390	--	231,390	84.5%
L'Enfant Plaza Office - East	1	Office	Washington, DC	DC - Southwest	49.0%	438,900	--	215,040	85.7%
One Democracy Plaza	1	Office	Bethesda, MD	Bethesda-Rock Spring	100.0%	213,988	--	213,988	97.6%
1730 M Street, NW	1	Office	Washington, DC	DC - CBD	100.0%	205,304	--	205,304	92.3%
200 12th Street S. (Gateway 4)	1	Office	Arlington, VA	Crystal City	100.0%	202,724	--	202,724	90.5%
2001 Jefferson Davis Highway (Plaza 1)	1	Office	Arlington, VA	Crystal City	100.0%	162,384	--	162,384	55.9%
1233 20th Street	1	Office	Washington, DC	DC - CBD	100.0%	154,289	--	154,289	87.0%
L'Enfant Plaza Office - North	1	Office	Washington, DC	DC - Southwest	49.0%	306,190	--	150,019	76.9%
Summit II	1	Office	Reston, VA	Reston	100.0%	145,595	--	145,595	95.5%
Summit I	1	Office	Reston, VA	Reston	100.0%	144,652	--	144,652	100.0%
Rosslyn Plaza North (1777 N Kent St)	1	Office	Arlington, VA	Rosslyn	50.4%	278,177	--	140,229	54.7%
Executive Tower (1399 New York Avenue)	1	Office	Washington, DC	DC - East End	100.0%	128,866	--	128,866	92.9%
1101 17th Street, NW	1	Office	Washington, DC	DC - CBD	55.0%	215,511	--	118,531	99.5%
Fairfax Square	3	Office	Vienna, VA	Tysons Corner	20.0%	560,790	--	112,158	66.2%
1600 K Street	1	Office	Washington, DC	DC - CBD	100.0%	84,142	--	84,142	94.7%
Rosslyn Gateway - North	1	Office	Arlington, VA	Rosslyn	18.0%	144,831	--	26,070	94.0%
Pickett Industrial Park	1	Office	Alexandria, VA	Eisenhower Avenue	10.0%	246,145	--	24,615	100.0%
The Foundry	1	Office	Washington, DC	DC - Georgetown	9.9%	234,948	--	23,213	86.1%
Investment Building (1501 K Street NW)	1	Office	Washington, DC	DC - East End	5.0%	399,600	--	19,980	91.5%
Rosslyn Gateway - South	1	Office	Arlington, VA	Rosslyn	18.0%	105,723	--	19,030	92.5%
11333 Woodglen Drive	1	Office	Rockville, MD	Rockville Pike Corridor	18.0%	63,650	--	11,457	98.4%
Total/Weighted Avg. Office	**50**					**14,170,361**	**--**	**11,756,627**	**88.9%**

Note
Table shown as of 9/30/2016
1. % Leased calculated on a SF basis for commercial assets and on a unit basis for multifamily assets. Retail SF embedded in multifamily assets is excluded

35

JBG SMITH OPERATING ASSETS (CONT'D.)

VORNADO REALTY TRUST

Asset	# of Assets	Type	City	Submarket	Ownership	Total SF	Total Units	Pro Rata SF	Pro Rata Units	% Leased[1]
Multifamily										
Riverhouse Apartments	3	Multifamily	Arlington, VA	Pentagon City	100.0%	1,319,454	1,670	1,319,454	1,670	97.9%
WestEnd 25	1	Multifamily	Washington, DC	DC - West End	100.0%	273,264	283	273,264	283	98.9%
220 20th Street	1	Multifamily	Arlington, VA	Crystal City	100.0%	269,082	265	269,082	265	97.4%
Falkland Chase - South & West	1	Multifamily	Silver Spring, MD	Downtown Silver Spring	100.0%	222,949	268	222,949	268	95.1%
2221 South Clark Street	1	Multifamily	Arlington, VA	Crystal City	100.0%	171,080	216	171,080	216	100.0%
Falkland Chase - North	1	Multifamily	Silver Spring, MD	Downtown Silver Spring	100.0%	119,443	182	119,443	182	94.5%
Rosslyn Plaza	1	Multifamily	Arlington, VA	Rosslyn	43.7%	125,450	96	54,809	42	97.5%
The Alaire	1	Multifamily	Rockville, MD	Rockville Pike Corridor	18.0%	288,806	279	51,985	50	97.5%
Fairway Apartments	1	Multifamily	Reston, VA	Reston	10.0%	371,204	346	37,120	35	96.0%
The Gale Eckington	1	Multifamily	Washington, DC	DC - H Street/NoMa	5.0%	466,852	603	23,343	30	93.7%
The Terano	1	Multifamily	Rockville, MD	Rockville Pike Corridor	1.8%	200,413	214	3,607	4	91.6%
Total/Weighted Avg. Multifamily	**13**					**3,827,997**	**4,422**	**2,546,137**	**3,045**	**97.6%**
Recently Delivered Multifamily										
The Bartlett	1	Multifamily	Arlington, VA	Pentagon City	100.0%	619,372	699	619,372	699	63.9%
Fort Totten Square	1	Multifamily	Washington, DC	DC - Brookland/Ft Totten	99.4%	254,292	345	252,690	343	93.9%
7770 Norfolk	1	Multifamily	Bethesda, MD	Bethesda CBD	79.9%	208,678	200	166,793	160	60.0%
Atlantic Plumbing A	1	Multifamily	Washington, DC	DC - U Street/Shaw	64.0%	245,519	310	157,132	198	85.5%
Galvan	1	Multifamily	Rockville, MD	Rockville	1.8%	295,472	356	5,318	6	76.1%
Total/Weighted Avg. Recently Delivered Multifamily	**5**					**1,623,333**	**1,910**	**1,201,306**	**1,406**	**73.9%**
Retail and Other										
Crystal City Marriott Hotel (343 keys)	1	Hotel	Arlington, VA	Crystal City	100.0%	266,000	–	266,000	–	100.0%
Fort Totten Square Retail	1	Retail	Washington, DC	DC - Brookland/Ft Totten	99.4%	130,664	–	129,841	–	98.7%
Crystal City Shops at 2100	1	Retail	Arlington, VA	Crystal City	100.0%	79,755	–	79,755	–	97.6%
Crystal Drive Retail	1	Retail	Arlington, VA	Crystal City	100.0%	56,965	–	56,965	–	100.0%
L'Enfant Plaza Retail - West	1	Retail	Washington, DC	DC - Southwest	49.0%	116,242	–	56,953	–	70.0%
Stonebridge at Potomac Town Center - Phase I	1	Retail	Woodbridge, VA	Prince William County	10.0%	482,619	–	48,262	–	93.1%
North End Retail I	1	Retail	Washington, DC	DC - U Street/Shaw	100.0%	27,380	–	27,380	–	100.0%
L'Enfant Plaza Retail - East	1	Retail	Washington, DC	DC - Southwest	49.0%	33,736	–	16,529	–	98.7%
Vienna Retail	2	Retail	Vienna, VA	Vienna	100.0%	8,547	–	8,547	–	100.0%
Galvan Retail	1	Retail	Rockville, MD	Rockville	1.8%	95,630	–	1,721	–	90.1%
Total/Weighted Avg. Retail and Other	**11**					**1,297,538**	**–**	**691,953**	**–**	**96.5%**
Total/Weighted Avg.	**79**					**20,919,228**	**6,332**	**16,196,022**	**4,451**	**89.4%**

Note

Table shown as of 9/30/2016

1. % Leased calculated on a SF basis for commercial assets and on a unit basis for multifamily assets. Retail SF embedded in multifamily assets is excluded

36

JBG SMITH CONSTRUCTION IN PROGRESS AND NEAR-TERM DEVELOPMENT ASSETS

VORNADO REALTY TRUST

Asset	# of Assets	Type	City	Submarket	Ownership	Total SF	Total Units	Pro Rata SF	Pro Rata Units	% Pre-leased [1]	Pro Rata Cost to Complete ($MM)
Construction											
CEB Tower at Central Place	1	Office	Arlington, VA	Rosslyn	100.0%	536,710	–	536,710	–	65.4%	183
1221 Van Street	1	Multifamily	Washington, DC	DC - Ballpark (Southeast)	100.0%	226,546	291	226,546	291	–	65
RTC - West Retail	1	Retail	Reston, VA	Reston Town Center	100.0%	40,025	–	40,025	–	49.1%	22
4749 Bethesda Avenue Retail	1	Retail	Bethesda, MD	Bethesda CBD	100.0%	17,317	–	17,317	–	78.7% [2]	7
Total/Weighted Avg. Construction	4					820,598	291	820,598	291	46.8%	$277
Near-term Development Pipeline											
Mets 6	1	Multifamily	Arlington, VA	Pentagon City	100.0%	430,000	577	430,000	577	–	197
1700 M Street	1	Office	Washington, DC	DC - CBD	100.0%	336,000	–	336,000	–	–	162
4747 Bethesda Avenue	1	Office	Bethesda, MD	Bethesda CBD	100.0%	287,457	–	287,457	–	–	129
1900 N Street	1	Office	Washington, DC	DC - CBD	100.0%	271,433	–	271,433	–	–	137
West Half III	1	Multifamily	Washington, DC	DC - Ballpark (Southeast)	94.2%	209,898	250	197,828	236	–	81
West Half II	1	Multifamily	Washington, DC	DC - Ballpark (Southeast)	94.2%	172,502	188	162,583	177	–	83
Atlantic Plumbing C – North	1	Multifamily	Washington, DC	DC - U Street/Shaw	100.0%	145,605	161	145,605	161	–	64
500 L'Enfant Plaza	1	Office	Washington, DC	DC - Southwest	49.0%	215,000	–	105,340	–	–	39
Atlantic Plumbing C – South	1	Multifamily	Washington, DC	DC - U Street/Shaw	100.0%	79,926	95	79,926	95	–	37
Total/Weighted Avg. Near-Term Development Pipeline	9					2,147,821	1,271	2,016,172	1,246	–	$928
Total/Weighted Avg. Construction & Near-Term Development Pipeline	13					2,968,419	1,562	2,836,770	1,537	13.5%	$1,205

Note

Table shown as of 9/30/2016

1. % Pre-leased calculated on a SF basis for commercial assets and on a unit basis for multifamily assets. Retail SF embedded in multifamily assets is excluded

2. Initial delivery of 14K SF of space 100% leased. Unleased portion of 4749 Bethesda Avenue Retail will be delivered as part of 4747 Bethesda Avenue

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JBG SMITH FUTURE DEVELOPMENT ASSETS

VORNADO REALTY TRUST

Asset	# of Assets	City	Submarket	Ownership	Total Est. Potential Density	Pro Rata Est. Potential Density
Future Development Pipeline						
PenPlace	1	Arlington, VA	Pentagon City	100.0%	1,982,000	1,982,000
RTC - West Land	1	Reston, VA	Reston	100.0%	1,350,000	1,350,000
Falkland Chase - North Land	1	Silver Spring, MD	Downtown Silver Spring	100.0%	1,276,000	1,276,000
Gallaudet	1	Washington, DC	DC - NoMa	100.0%	1,224,000	1,224,000
Commerce Metro Land	1	Reston, VA	Reston	100.0%	826,000	826,000
Potomac Yard Land Bay G	1	Alexandria, VA	Potomac Yard	98.0%	823,000	806,540
RiverHouse	1	Arlington, VA	Pentagon City	100.0%	772,492	772,492
1900 Crystal	1	Arlington, VA	Crystal City	100.0%	707,000	707,000
Summit I & II Land	1	Reston, VA	Reston	100.0%	700,000	700,000
223 23rd Street	1	Arlington, VA	Crystal City	100.0%	641,000	641,000
Hoffman Town Center	1	Alexandria, VA	Alexandria	100.0%	625,000	625,000
Square 649	1	Washington, DC	DC - Southwest	100.0%	605,000	605,000
Wiehle Avenue Development Parcel	1	Reston, VA	Reston	100.0%	498,500	498,500
1831 Wiehle Avenue Land	1	Reston, VA	Reston	100.0%	455,000	455,000
Mall 1	1	Arlington, VA	Crystal City	100.0%	445,000	445,000
Mets 8	1	Arlington, VA	Pentagon City	100.0%	376,000	376,000
7900 Wisconsin	1	Bethesda, MD	Bethesda	100.0%	365,000	365,000
Airport I Infill	1	Arlington, VA	Crystal City	100.0%	315,000	315,000
965 Florida Avenue	1	Washington, DC	DC - U Street/Shaw	70.0%	402,500	281,750
Square Block Retail	1	Arlington, VA	Crystal City	100.0%	277,000	277,000
1770 Crystal Dr	1	Arlington, VA	Crystal City	100.0%	269,000	269,000
Rosslyn Central	1	Arlington, VA	Rosslyn	43.7%	604,037	263,964
Mets 7	1	Arlington, VA	Pentagon City	100.0%	260,000	260,000
Rosslyn Office I	1	Arlington, VA	Rosslyn	43.7%	594,719	259,892
Capitol Point - North Option	1	Washington, DC	DC - NoMa	59.0%	439,000	259,010
DCDF - 801 17th Street, NE	1	Washington, DC	DC - H Street/NoMa	100.0%	242,500	242,500
Capitol Point - North	1	Washington, DC	DC - NoMa	59.0%	409,000	241,310
Gateway North Resi	1	Arlington, VA	Crystal City	100.0%	208,197	208,197
L'Enfant Plaza Office - Center	1	Washington, DC	DC - Southwest	49.0%	350,000	171,483
NoBe II Land	1	Rockville, MD	Rockville Pike Corridor	18.0%	672,500	121,050
Rosslyn Resi	1	Arlington, VA	Rosslyn	43.7%	252,556	110,367
Bethesda North Marriott Land	1	Rockville, MD	Rockville Pike Corridor	18.0%	548,500	98,730
Rosslyn Gateway - South Land	1	Rosslyn, VA	Rosslyn	18.0%	498,500	89,730
1250 1st Street	1	Washington, DC	DC - NoMa	30.0%	251,000	75,300
Stonebridge Land	1	Woodbridge, VA	Prince William County	10.0%	737,500	73,750
Rosslyn Gateway - North Land	1	Rosslyn, VA	Rosslyn	18.0%	311,000	55,980
Fairway Land	1	Reston, VA	Reston	10.0%	521,500	52,150
Courthouse Metro Land	1	Arlington, VA	Clarendon/Courthouse	18.0%	286,500	51,570
50 Patterson Street	1	Washington, DC	DC - NoMa	30.0%	161,500	48,450
Fairfax Square Density	1	Vienna, VA	Tysons Corner	20.0%	200,000	40,000
51 N Street	1	Washington, DC	DC - NoMa	30.0%	120,500	36,150
2121 Retail	1	Arlington, VA	Crystal City	100.0%	23,000	23,000
5615 Fishers Drive	1	Rockville, MD	Rockville Pike Corridor	18.0%	106,500	19,170
Waterfront Station	1	Washington, DC	DC - Southwest	2.5%	680,000	17,000
Courthouse Metro Land - Option	1	Arlington, VA	Clarendon/Courthouse	18.0%	62,500	11,250
Stonebridge at Potomac Town Center - Phase II	1	Woodbridge, VA	Prince William County	10.0%	51,500	5,150
12511 Parklawn Drive	1	Rockville, MD	Rockville Pike Corridor	18.0%	6,500	1,170
Twinbrook	1	Rockville, MD	Rockville Pike Corridor	18.0%	--	--
Woodglen	1	Rockville, MD	Rockville Pike Corridor	18.0%	--	--
Potomac Yard Land Bay F	1	Alexandria, VA	Potomac Yard	33.3%	--	--
Future Development Pipeline	50				23,533,500	17,633,605

Note

Table shown as of 9/30/2016. Estimated SF reflects latest development plans and are subject to change based on revisions and zoning approvals

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